SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported):  May 18, 2000

                           NEBCO EVANS HOLDING COMPANY
             (Exact Name of Registrant as Specified in its Charter)



             DELAWARE                          333-33223                       06-1444203
 (State or other jurisdiction of       (Commission File Number)       (I.R.S. Employer Identification
          incorporation)                                                         Number)


                               545 STEAMBOAT ROAD
                          GREENWICH, CONNECTICUT 06830

               (Address of principal executive offices) (zip code)

                                 (203) 422-3000
 -----------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

AmeriServe Food Distribution, Inc. has received a request from the Securities and Exchange Commission, Division of Enforcement, to provide information regarding certain activities involving AmeriServe prior to its January 31, 2000 bankruptcy filing. Responses are to be provided on a voluntary basis. AmeriServe intends to fully cooperate with the request.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)        Financial statements of businesses acquired.

           Not Applicable

(b)        Pro forma financial information.

           Not Applicable

(c)        Exhibits.

           Not Applicable


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                           NEBCO EVANS HOLDING COMPANY


                                           By:    /s/ Kevin J. Rogan
                                                  ---------------------------
                                                  Name:  Kevin J. Rogan
                                                  Title: Vice President
                                                         and Secretary


Date:  June 6, 2000